MGIC

                   Mortgage Guaranty Commitment/Certificate

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Mortgage Guaranty Insurance Corporation (the "Company"), 250 E. Kilbourn
Avenue/P.O. Box 488 Milwaukee, Wisconsin 53201-0488, hereby agrees to pay to the Insured any Loss due to the Default by a Borrower on the Loan identified below, subject to the terms and conditions of the Master Policy, the conditions noted, if any, and in reliance on the Insured's application for insurance.
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Insured       Wells Fargo Bank Minnesota, N.A. as Trustee for the Amortizing
              Residential Collateral Trust Series 2001-BC1
Name
Mailing       6th and Marquette
Address       Minneapolis,  Minnesota  55479

Master Policy #   22-400-4-1291                     / Total Amount Due  $
                                                      See 1st billing
COMMITMENT/CERTIFICATE To be Assigned               / Initial Premium   $
                                                      See 1st billing
Commitment Effective Date January 1, 2001           / Amount of Loan
                                                      Insured  $201,379,184.73
                                                      in aggregate and
                                                      as identified on
                                                      Appendix A
Commitment Expiration Date  March 15, 2001          / Amount of Coverage
                                                      See list of Loans
                                                      identified on Appendix A
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                               LOAN INFORMATION

Borrower Name:      See Attachment 1 for incorporation by reference of
                    all other Loan information referred to in this section of the Commitment/Certificate.

Property Address:   See Attachment 1 for incorporation by reference of all
                    other Loan information referred to in this section of the Commitment/Certificate.

Sale Price:         See Attachment 1 for incorporation by reference of
                    all other Loan information referred to in this section of the Commitment/Certificate. /

Appraised Value:    See Attachment 1for incorporation by reference of
                    all other Loan information referred to in this section of the Commitment/Certificate. / Amortization Period: See
                    Attachment 1 for incorporation by reference of all other
                    Loan information referred to in this section of the Commitment/Certificate.

(Continued on Attachment 1)
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Initial       Premium                 Description             Annual Renewals %

See Attachment 1
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COMPANY'S DECLARATION: The Company has obtained the above Loan information from the Loan application and supporting documentation submitted by the Insured. The Company has relied on the Loan information being correct and true in extending coverage to the Loan. The Company considers the Loan information to be representations of the Insured which are material to the Company's acceptance of the risk and to the hazard assumed.
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INSURED CERTIFICATION: The undersigned certifies that the: 1) Loan transaction, as described above, has been Consummated; 2) Loan information set forth above on the Original Commitment/Certificate (C/C) is true and correct and the Company can rely on it in extending coverage to the Loan; 3) Loan is not in Default at the time the applicable premium is paid; 4) Conditions, if any, identified on the Original C/C, have been satisfied; 5) Insured has attached to its retained original C/C the insured Application and all supporting documentation and representations submitted to the Company by or on behalf of the Insured; and 6) Insured has no knowledge of any material changes in any statement contained in such Application, supporting documentation or representations.

Any assignment of the servicing of the Loan or rights of the Insured under the C/C must be in accordance with the terms and conditions of the Master Policy. All capitalized terms herein shall have the same meaning set forth in the Master Policy.

           SERVICING SOLD? If so, complete the SERVICING DATA BOX on
                       REMITTANCE COPY you send to MGIC.

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Effective Date          Insured Loan Number      Authorized Signature of Insured
of Certificate
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1/1/2001
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Form #71-7066        Sign and keep this Original      DO NOT SEND TO MGIC.
(2/94)                 Commitment/Certificate


                   Mortgage Guaranty Commitment/Certificate
                                 Attachment 1
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The Company hereby insures a total of 1,564 loans, identified on the attached
Appendix A (in the form of a computer diskette) (individually a "Loan" or collectively the "Loans"), with an aggregate Amount of Loan Insured (for all Loans) of $201,379,184.73 as identified above. The Amount of Loan Insured and the Amount of Coverage for each individual Loan are as shown on Appendix A.

The initial and renewal premium will be non-refundable and will be payable monthly for each month coverage remains in effect. Such premiums are calculated as a per annum percentage of 71 basis points (0.710%) applied to the unpaid principal balance of each Loan determined as of the beginning of the prior month. The quoted premium rate does not reflect premium taxes which are due and required to be paid by the insured in the states of Kentucky and West Virginia. The portfolio contains 3 loans in these states.

In issuing this Commitment/Certificate for the Loans, the Company relied upon certain information and data received from the Insured and/or Lehman Brothers, Incorporated, including, but not limited to information and data contained in several Internet file transfers to the Company from Lehman Brothers, Incorporated in February, 2001 and a letter agreement dated March 6, 2001 between the Company, the Insured, and Lehman Brothers, Incorporated, all of which will be considered part of the "Application" or "Transmittal" for insurance of the Loans, such Internet files in the form of a computer diskette and letter being attached to and made a part of this Commitment/Certificate.

Pursuant to Section 2.7(a) of the Master Policy referred to above this Commitment/Certificate is certified and becomes effective without the Insured's execution and return of same.

This Commitment/Certificate is also subject to the terms and conditions of the following Endorsements, which are applicable to all of the Loans:

     (1)  Master Reporting Program Endorsement -- MGIC Form #71-7139 (8/94)

     (2) Endorsement to Mortgage Guaranty Master Policy-- MGIC Form #71-70163 (2/01)

     (3) Endorsement to Mortgage Guaranty Master Policy (Incontestability for Master Reporting Program) -- MGIC Form #71-70165 (2/01)

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